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                                                                   EXHIBIT 10.13


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                                 WAREHOUSE LEASE

                             NORTHLAKE BUSINESS PARK
                               1901 MONTREAL ROAD

                                 BY AND BETWEEN

                      MALON D. MIMMS, a sole proprietorship

                                  ("Landlord")

                                       and

                               MAXXIS GROUP, INC.

                                   ("Tenant")


                             This 23rd of June, 1997

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                                MIMMS ENTERPRISES
                           85-A Mill Street, Suite 100
                             Roswell, Georgia 30075

                                 WAREHOUSE LEASE

         THIS LEASE, made and entered into as of this 23rd day of June, 1997, by and between Landlord and Tenant as specified in Items 1 and 2 of the Definitions appearing in Section 1.1 hereof.

         Landlord hereby demises and rents unto Tenant, and Tenant hereby leases from Landlord, certain Premises now existing in Landlord's Warehouse Center ("Center"), as described in Item 3 of the Definitions appearing in Section 1.1 hereof, and upon the terms, covenants and conditions contained herein.


                                    ARTICLE I
                  EXHIBITS, PREMISES, USE OF PREMISES AND TERM

         Section 1.1 Covenants of Landlord's Authority

         Landlord represents and covenants that: (a) prior to commencement of the Lease term, it will have either good title to or a valid leasehold interest in the land and building of which the Premises form a part; and (b) upon performing all of its obligations hereunder, Tenant shall peacefully and quietly have, hold and enjoy the Premises for the term of this Lease.

         Section 1.2 Definitions

         The following Items shall be defined or be referred to as indicated below for the purposes of this Lease and the Exhibits attached hereto:

Item 1   Landlord:                         MALON D. MIMMS, a sole proprietorship

Item 2   Tenant:                           MAXXIS GROUP, INC.

Item 3   Premises (Section 1.3):           An office/warehouse known as:

                                           1901 MONTREAL ROAD
                                           SUITE 108
                                           TUCKER, GEORGIA 30084

                                           having a gross leasable area of
                                           approximately 7,200.+ square feet
                                           of a 101,736 square foot office/
                                           warehouse building

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Item 4  Use of Premises (Section 1.4):       MISCELLANEOUS OFFICES, TRAINING
                                             CENTER FOR MARKETING AND
                                             ASSOCIATED SERVICES

Item 5  Tenant's Trade Name:                 MAXXIS GROUP, INC.

Item 6  Lease Term (Section 1.5):            THREE (3) YEARS AND TEN (10)
                                             MONTHS

Item 7  Lease Commencement Date
        (Section 1.5):                       JULY 1, 1997

        Lease Expiration Date
        (Section 1.5):                       APRIL 30, 2001

Item 8  Rent Commencement Date
        (Section 1.6):                       OCTOBER 1, 1997

Item 9  Total Fixed Minimum Rent
        (Section 2. 1):                      SEE EXHIBIT "A" ATTACHED HERETO

Item 10 Fixed Minimum Rent Increase(s):      SEE EXHIBIT "A" ATTACHED HERETO

Item 11 Security Deposit (Section 10.1):     $4,606.00

Item 12 Tenant's Participation in
        Real Estate Taxes (Section 4.2):     BASE YEAR 1997

Item 13 Tenant's Participation in Insurance
        (Sections 7.1, 7.2, 7.3, and 7.4):   BASE YEAR 1997


Item 14 Notices (Section 12.1):              TENANT:

                                             MAXXIS GROUP, INC.
                                             1901 MONTREAL ROAD
                                             SUITE 108
                                             TUCKER, GEORGIA 30084
                                             ATTENTION: MR. JIM BROWN


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                                             LANDLORD:

                                             MIMMS ENTERPRISES
                                             85-A MILL STREET, SUITE 100
                                             ROSWELL, GEORGIA 30075

                                             BROKER:

                                             RICHARD BOWERS & CO.
                                             3475 LENOX ROAD, SUITE 800
                                             ATLANTA, GEORGIA 30326
                                             ATTENTION: CHET LACY


Item 15 Special Provisions:                  SEE SPECIAL STIPULATIONS ATTACHED
                                             HERETO AS EXHIBIT "A" AND MADE A
                                             PART HEREOF.


         Section 1.3 Exhibits

         The exhibits listed hereunder and attached to this Lease are incorporated and made a part hereof by reference:

         EXHIBIT "A" - SPECIAL STIPULATIONS
         EXHIBIT "B" - SITE PLAN/FLOOR PLAN
         EXHIBIT "C" - RULES AND REGULATIONS
         EXHIBIT "D" - CONSTRUCTION PLANS AND SPECIFICATIONS

         Section 1.4 Premises Leased by Tenant

         The Premises leased by Tenant are located at the Center set forth in
Item 3 of the Definitions, which Premises are particularly described in Item 3 of the Definitions. The boundaries and location of the Premises are highlighted on Exhibit "B" attached hereto which sets forth the general layout of the Center, but shall not be deemed to be a warranty, representation, or agreement upon the part of the Landlord that said Center will be exactly as indicated on said diagram.

         The Premises includes, for the purpose of this Lease, the Premises within Landlord's Center leased to Tenant herein and shall extend to the exterior faces of all walls or to the building line where there is no wall, or to the center line of those walls separating the Premises from other premises in the Center, together with the appurtenances specifically granted in this Lease, but reserving and excepting to Landlord the use of the exterior walls and the roof and the right to install, maintain, use, repair and replace pipes, ducts, conduits, and wires leading through the Premises in locations which will not materially interfere with Tenant's use thereof and serving other parts of the Center.

         Section 1.5 Use of Premises

         The Premises shall be used and occupied only for the purpose as specified in Item 4 of the Definitions and for no other purpose or purposes without Landlord's prior written consent. Tenant shall, at its own risk and expense, obtain all governmental licenses and permits necessary for such use.


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         Section 1.6 Lease Term

         The term of this Lease shall be for the period specified in Item 6 of the Definitions commencing and expiring as provided in Item 7 of the Definitions, unless sooner terminated or extended as hereinafter provided.

         Section 1.7 Rent Commencement Date

         Tenant shall commence payment of Rent at the earlier of (a) the date specified in Item 8 of the Definitions, or (b) the date when the Tenant shall occupy the Premises, which date shall be agreed to by both parties in writing. If the Rent Commencement Date falls on a day other than the first day of a calendar month, the Fixed Minimum Rent for such month shall be prorated on a per them basis, calculated on the basis of a Thirty (30) day month.

         Section 1.8 Lease Year

         For purposes of this Lease, the term Lease year is defined to mean a calendar year (beginning January 1 and extending through December 3 1 of any given year). Any portion of a year which is less than a Lease year, that is, from the Lease Commencement Date through the next December 31, and from the last January 1 falling within the term of the Lease through the last day of the term, shall be defined as a Partial Lease Year.

         Section 1.9 Acceptance of Premises

         Tenant acknowledges that it has fully inspected and accepts the Premises in their present condition and "as is" and that the same are suitable for the use specified in Item 4 of the Definitions.


                                   ARTICLE II
                                      RENT

         Section 2.1 Fixed Minimum Rent

         The total Fixed Minimum Rent for the Lease Term as specified in Item 9 of the Definitions shall be payable by Tenant as specified in Item 9 of the Definitions.

         The phrase Fixed Minimum Rent shall be the Fixed Minimum Rent above specified, payable monthly in advance on the first day of each month, without prior demand therefor and without any deduction or set off whatsoever. In addition, Tenant covenants and agrees to pay Landlord all applicable sales or other taxes which may be imposed on the above specified rents or payments hereinafter provided for to be received by Landlord when each such payment is made. Should Tenant fail to pay installment of rent when due and continuing for a period of time constituting a default as further defined under the provisions of this Lease, Section 91., Default, Landlord may, at its option, require the total Fixed Minimum Rent remaining for the term of this Lease to immediately become due and payable. If Tenant pays any installment of Fixed Minimum Rent or any other sum by check and such check is returned for insufficient funds or other reasons not the fault of Landlord, then Tenant shall pay to Landlord on demand a processing fee of Fifteen and No/100 Dollars ($15.00) per returned check. Landlord, at its option, may subtract any such processing fee from any Security Deposit held by Landlord, and, in such event, Tenant shall deposit a like amount with Landlord in accordance with the terms of Section 10.1.

         Section 2.2 Fixed Minimum Rent Increase Intentionally Deleted.

         Section 2.3 Late Payment Penalty


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         Should Tenant fail to pay when due any installment of Fixed Minimum
Rent or any other sum payable to Landlord under the terms of this Lease, then Landlord shall assess a servicing fee of Ten Percent (10%) of any sum due to Landlord from and after the Tenth (10th) day following the date on which any sum shall be due and payable, until the required payments are made. Landlord, at its option, may subtract any such amount that is not paid from any Security Deposit held by Landlord and, in such event, Tenant shall deposit a like amount with Landlord in accordance with the terms of Section 10.1 herein. Should Tenant remit a partial payment for any outstanding Fixed Minimum Rent or Additional Rent due, Landlord shall apply said partial payment of the outstanding Fixed Minimum Rent or Additional Rent as Landlord deems necessary, in its sole discretion.

         Section 2.4 Additional Rent - Definition

         In addition to the foregoing Fixed Minimum Rent and Fixed Minimum Rent Increase, all payments to be made under this Lease by Tenant to Landlord shall be deemed to be and shall become Additional Rent hereunder and, together with Fixed Minimum Rent, shall be included in the term "Rent" whenever such term is used herein. Unless another time shall be herein expressly provided for the payment thereof, any Additional Rent shall be due and payable on demand or together with the next succeeding installment of Fixed Minimum Rent, whichever shall first occur, together with all applicable State taxes and interest thereon at the then prevailing legal rate, and Landlord shall have the same remedies for failure to pay the same as for non-payment of Fixed Minimum Rent. Landlord, at its election, shall have the right to pay or do any act which requires the expenditure of any sums of money by reason of the failure or neglect of Tenant to perform any of the provisions of this Lease, and in the event Landlord elects to pay such sums or do such acts requiring the expenditure of monies, all such sums so paid by Landlord, together with interest thereon, shall be deemed to be Additional Rent and payable as such by Tenant to Landlord upon demand.


                                   ARTICLE III
                                UTILITY SERVICES

         Section 3.1 Utilities

         Tenant agrees that it shall not install any equipment which will exceed or overload the capacity of any existing utility facilities and that if any equipment installed by Tenant shall require additional utility facilities, the same shall be installed at Tenant's expense in accordance with plans and specifications to be approved in writing by Landlord. Tenant shall promptly pay for all public utilities rendered or furnished to the Premises from and after the date Tenant assumes possession of the Premises (irrespective of whether Tenant shall have opened for business in the Premises) including but not limited to water, gas, electricity and sewer charges and all taxes thereon. Landlord, at its election, may install re-registering meters and collect any and all charges aforesaid from Tenant as and when bills are rendered by Landlord, making returns to be proper public utility company or governmental unit, provided that Tenant shall not be charged more than the rates it would be charged for the same services if furnished direct to the Premises by such companies or governmental units.

         Section 3.2 Furnishing of Utility Services

         Any utility or related service, including a privately owned sewerage disposal system, which Landlord elects to provide or causes to be provided to the Premises, may be furnished by any agent employed by Landlord or by an independent contractor selected by Landlord, and Tenant shall accept the same therefrom to the exclusion of all other suppliers so long as the rates charged by the Landlord or by


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the supplier of such utility or related service are competitive. The charges for such services so furnished shall be Additional Rent due on the first day of the calendar month following rendition of a bill therefor. Landlord may discontinue furnishing such services if the same are not so paid for, upon not less than Five (5) days written notice to Tenant, and no such discontinuation shall be deemed an eviction or render Landlord liable to Tenant for damages or relieve Tenant from performance of its obligations hereunder. Interruption or impairment of any such utility or related service, caused or necessitated by repairs or improvements, or by hazards beyond the reasonable control of Landlord, shall not give rise to a right or cause of action by Tenant against Landlord in damages or otherwise. Landlord may cease to furnish any one or more of such services at any time without any responsibility to Tenant except to connect the service facilities with such other sources of supply as may be available for the services so discontinued.

         Tenant agrees to either: a) pay its pro rata share of the water bill for the Premises within ten (10) days after original date of billing from Landlord; or b) if space is metered individually, Tenant shall have the water in its own name during the Term of this Lease.


                                   ARTICLE IV
                                      TAXES

         Section 4.1 Tenant's Taxes

         Tenant covenants and agrees to pay promptly when due all taxes imposed upon its business operations and its personal property situated in the Premises.

         Section 4.2 Tenant's Participation in Real Estate Taxes

         Landlord will pay in the first instance all real property taxes, including extraordinary and/or special assessments (and all costs and fees incurred in contesting the same), hereinafter collectively referred to as Real Estate Taxes, which may be levied or assessed by the lawful tax authorities against the land, buildings, and all other improvements in the Center.

         Tenant, for each Lease Year or Partial Lease Year, as defined in
Section 1.7, during the term of this Lease or any renewal thereof, shall pay to Landlord its proportionate share, as hereinafter defined, of all Real Estate Taxes assessed or levied against the land and buildings of the Center over the sum specified in Item 12 of the Definitions per square foot per year. Tenant's proportionate share for said Real Estate Taxes for each Lease year or Partial Lease Year of the term of this Lease or any renewal thereof shall be determined by dividing the total number of square feet of all leasable building space within the Center into the total Real Estate Taxes due for the Center during said Lease Year of the Lease Term or any renewal thereof. If the resulting quotient is an amount over the sum specified in Item 12 of the Definitions per square foot, Tenant shall pay to Landlord the amount in excess of the sum specified in Item 12 of the Definitions per square foot multiplied by the number of square feet of Tenant's Premises. Any payments due by Tenant hereunder shall be made during each Lease Year or Partial Lease Year of the term of this Lease or any renewal thereof within Thirty (30) days after Tenant's receipt of Landlord's written certification of the amount due. Tenant's share shall be prorated in the event Tenant is required to make such payment for a Partial Lease Year. In addition, should the taxing authorities include in such Real Estate Taxes the value of any improvements made by Tenant or include machinery, equipment fixtures, inventory or other personal property or assets of the Tenant, then Tenant shall also pay 100% of the Personal Property Taxes and Real Estate Taxes for such items.

         If the Lease expires during a Partial Lease Year, Landlord shall bill Tenant, not more than Sixty (60) days prior to the expiration date of the Lease, for its estimated pro rata share of Real Estate Taxes for


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the Partial Lease Year. Tenant shall remit full payment to Landlord within Seven
(7) days of such bill. If Tenant fails to remit such full payment to Landlord, Landlord in its sole discretion, may deduct the amount due from Tenant's
Security Deposit and be entitled to all other rights and remedies hereunder for Tenant's default.

         Should any governmental taxing authority, acting under any present or future law, ordinance, or regulation, levy, assess or impose a tax, excise and/or assessment (other than income or franchise tax) upon or against or in any way related to the land and buildings comprising the Center, either by way of substitution or in addition to any existing tax on land and buildings or otherwise, Tenant shall be responsible for and shall pay to Landlord its proportionate share as set forth above of such tax, excise and/or assessment.


                                    ARTICLE V
                             REPAIRS AND MAINTENANCE

         Section 5.1 Repairs by Landlord

         Landlord shall, at its expense, keep the foundations, exterior walls, gutters, downspouts and the roof in good order and repair, and shall make structural repairs and replacements necessary to keep in good order and repair the Center and the pipes and ducts running through the Premises and installed by Landlord, but not including Tenant's service connections therewith. Landlord shall have no obligation to repair until a reasonable time after the receipt by Landlord of written notice of the need for repairs. Landlord shall not be liable for any injury or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water, rain, or leaks from any part of the Premises or from the pipes, appliances or plumbing works or from the roof, street or subsurface or from any other place or by dampness or by any other cause of whatsoever nature. All property of Tenant, including merchandise and furnishings, kept or stored on the Premises shall be so kept or stored at the risk of Tenant only and Tenant shall hold Landlord harmless from any and all claims arising out of damage to same. If Landlord is required to make repairs by reason of any act, omission or negligence of Tenant, any permitted subtenants, concessionaires or their respective employees, agents, invitees, licensees or contractors, the cost of such repairs shall be home by Tenant and shall be due and payable immediately upon receipt of Landlord's notification of the amount due.


         Section 5.2 Repairs and Maintenance by Tenant

         Tenant shall make and pay for all repairs to the interior of the Premises and shall replace all things necessary to keep the same in a good state of repair, such as, but not limited to, all fixtures, furnishings, lighting, doors, and store signs of Tenant. Tenant shall maintain, replace and keep in good repair all air-conditioning, plumbing, heating and electrical installations for the Premises. Any air-conditioning unit supplied by Tenant shall remain in the Premises for the duration of the Lease Term and any renewals thereof, and shall become the property of the Landlord upon installation of such unit. Tenant shall at all times keep the Premises and the immediate areas in front, behind and adjacent to it, exterior entrances, all glass and show windows, moldings and bulkheads, and all partitions, doors, floor surfaces, fixtures, equipment and appurtenances thereof in good order, condition and repair, and in a satisfactory condition of cleanliness. Tenant shall be fully responsible and liable for the maintenance and lighting of all its exterior signs, and shall periodically repaint metal surfaces that rust or begin to deteriorate from any causes. Any damage to the exterior walls to which a sign may be attached, including but not limited to rust stains and structural cracking of the facia, caused by Tenant's use of such sign, shall be repaired by Tenant at its own cost. Tenant shall make such other necessary repairs in and to the


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Premises not specified in Section 5.1 hereof as the responsibility of Landlord, and shall obtain, at Tenant's sole cost, a maintenance agreement, subject to Landlord's approval, with a reputable HVAC contractor for the servicing of the HVAC system throughout the Term of this Lease and all renewals thereafter. The agreement shall provide that the HVAC system shall be serviced at least four (4) times each year by the service provider. Landlord shall be provided with a copy of said agreement. In addition to the foregoing, Tenant shall install, repair, replace and maintain fire extinguishers and other fire prevention equipment, in accordance with the recommendations or requirements of Landlord's fire engineer or Landlord's fire insurance carrier or in accordance with any future recommendations of Landlord's fire insurance carrier or fire engineer, and in accordance with applicable governmental codes.

         All garbage and refuse shall be kept in the kind of container specified by Landlord or duly constituted public authority, and shall be placed outside of the Premises prepared for collection in the manner and at the times and places specified by Landlord. If Landlord shall provide or designate a service for picking up refuse and garbage, Tenant shall use same at Tenant's cost. Tenant shall pay the cost of removal of any Tenant's refuse or rubbish and maintain all common loading areas and areas adjacent to garbage receptacles in a clean manner satisfactory to the Landlord. Should Tenant fail to keep the area around his garbage receptacle in a clean manner as specified by Landlord, Landlord or its agents or subcontractors may clean such area and bill Tenant for the cost of cleaning plus 20% overhead, to be paid upon presentation of the bill.

         If Tenant refuses or neglects to properly repair and/or maintain the Premises as required herein and to the reasonable satisfaction of Landlord as soon as reasonably possible after written demand, Landlord may, but shall not be obligated to, make such repairs and/or maintenance, without liability for any loss or damage that may accrue to Tenant's merchandise, fixtures, or other property or to Tenant's business by reason thereof, and upon completion thereof, Tenant shall pay Landlord's costs for making such repairs plus twenty percent (20%) for overhead, upon presentation of the bill. Such bill shall include interest at the highest permissible non-usurious rate or, if there is none, then at fifteen percent (15%) per annum on the cost from the date of completion of repairs until the date payment is received by Landlord.

         Section 5.3 Right of Entry

         Landlord or its representatives shall have the right to enter the Premises at reasonable hours of any day during the Lease Term to: a) ascertain if the Premises are in proper repair and condition, and further, Landlord or its representatives shall have the right, without liability, to enter the Premises for the purposes of making repairs, additions or alterations thereto or to the building in which the same are located, including the right to take the required materials therefore into and upon the Premises without the same constituting an eviction of Tenant in whole or in part, and the Rent shall not abate while such repairs, alterations, replacement or improvements are being made by reason of loss or interruption of Tenant's business due to the performance of any such work; and b) show the Premises to prospective purchasers, lenders and tenants. If Tenant shall not be personally present to permit an entry into said Premises when for any reason an entry therein shall be permissible, Landlord may enter the same by a master key or by the use of force without rendering Landlord liable therefor and without in any manner affecting Tenant's obligations under this Lease. During the ninety (90) days prior to the expiration or earlier termination of the Lease Term, Landlord may place a "For Lease" sign on the Premises.

         Section 5.4 Sidewalks and Outside Areas

         Nothing shall be thrown or swept out of doors or windows of Tenant's Premises onto sidewalks, entrances, passages, courts, plazas or any of the Common Areas. Tenant agrees to be use reasonable diligence to keep the sidewalks and outside areas immediately in front, behind and adjacent to the Premises broom-clean and otherwise keep said areas free of trash, litter or obstruction of any kind.


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         Section 5.5 Replacement of Glass

         At the commencement of the term of this Lease, all glass in the Premises shall be in good condition, scraped clean of any paint and undamaged. Tenant shall, at its own expense, replace all glass thereafter broken or damaged with glass of the same quality and physical properties.


                                   ARTICLE VI
                     ALTERATIONS, CHANGES, AND IMPROVEMENTS

         Section 6.1 Alterations, Changes and Improvements

         Tenant shall not make or permit any alterations, additions or improvements to the Premises without the prior written consent of the Landlord. Consent for alterations, additions or improvements will not be unreasonably withheld by Landlord. Provided Tenant is not in default hereunder, Tenant shall have the right, at the termination of this Lease, to remove any and all trade fixtures, equipment and other items of personal property not constituting a part of the freehold which it may have stored or installed in the Premises including, but not limited to, counters, shelving, showcases, chairs, and moveable machinery purchased or provided by Tenant and which are susceptible of being moved without damage to the building and the Premises, provided this right is exercised before the Lease is terminated or during the Ten (10) day period immediately following such termination and provided that Tenant, at its own cost and expense, shall repair any damage to the Premises caused thereby. The right granted Tenant in this Section 8.5 shall not include the right to remove any plumbing or electrical fixtures or equipment, heating or air-conditioning equipment, floor-coverings (including wall-to-wall carpeting) glued or fastened to the floors or any paneling, file or the materials fastened or attached to the walls or ceilings, all of which shall be deemed to constitute a part of the freehold, and, as a matter of course, shall not include the right to remove any fixtures or machinery that were furnished or paid for by Landlord. The Premises and the immediate areas in front, behind and adjacent to it shall be left in a broom-clean condition. Should Tenant fail to comply with this provision, Landlord may deduct the cost of cleanup from Tenant's Security Deposit. If Tenant shall fail to remove its trade fixtures or other property at the termination of this Lease or within Ten (10) days thereafter, such fixtures and other property not removed by Tenant shall be deemed abandoned by Tenant, and, at the option of Landlord, shall become the property of Landlord.

         Notwithstanding any provision of this Lease seemingly to the contrary, Tenant shall never, under any circumstances, have the power to subject the interest of Landlord in the Premises to any mechanics' or materialmen's liens or liens of any kind, nor shall any provision contained in this Lease ever be construed as empowering the Tenant to encumber or cause the Landlord to encumber the title or interest of Landlord in the Premises.

         Tenant hereby expressly acknowledges and agrees that no alterations, additions, repairs or improvements to the Premises of any kind are required or contemplated to be performed as a prerequisite to the execution of this Lease and the effectiveness thereof according to its terms or in order to place the Premises in a condition necessary for use of the Premises for the purposes set forth in this Lease, that the Premises are presently complete and usable for the purposes set forth in this Lease and that this Lease is in no way conditioned on Tenant making or being able to make alterations, additions, repairs or improvements to the Premises, unless otherwise specified under the Special Provisions section of the Definitions, notwithstanding the fact that alterations, repairs, additions or improvements may be made by Tenant, for Tenant's convenience or for Tenant's purposes, subject to Landlord's prior written consent, at Tenant's sole cost and expense.


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         Landlord and Tenant expressly acknowledge and agree that neither the
Tenant nor any one claiming by, through or under the Tenant, including without limitation contractors, sub-contractors, materialmen, mechanics and laborers, shall have any right to file or place any mechanics' or materialmen's liens of any kind whatsoever upon the Premises nor upon any building or improvement thereon; on the contrary, any such liens are specifically prohibited. All parties with whom the Tenant may deal are hereby put on notice that the Tenant has no power to subject the Landlord's interest in the Premises to any claim or lien of any kind or character and any persons dealing with the Tenant must look solely to the credit of the Tenant for payment and not to the Landlord's interest in the Premises or otherwise.

         Any lien filed against the Premises in violation of this paragraph shall be null and void and of no force or effect. In addition, Tenant shall cause any lien filed against the Premises in violation of this paragraph to be canceled, released, discharged and extinguished within fifteen (15) days from and against any such lien and any costs, damages, charges and expenses, including, but not limited to, attorneys' fees incurred in connection with or with respect to any such lien.


                                   ARTICLE VII
                             INSURANCE AND INDEMNITY

         Section 7.1 Tenant's Insurance

         Tenant shall maintain, at its own cost and expense, in responsible companies approved by Landlord, combined single limit public liability insurance, insuring Landlord and Tenant, as their interests may appear, against all claims, demands or actions for bodily injury, personal injury or death of any one person in an amount of not less than $1,000,000.00; and for bodily injury, personal injury or death of more than one person in any one accident in an amount of not less than $ 1,000,000.00; and for damage to property in an amount of not less than $1,000,000.00. Landlord shall have the right to direct Tenant to increase such amounts whenever it considers them inadequate. Such liability insurance shall also cover and include all exterior signs maintained by Tenant. The policy of insurance may be in the form of a general coverage or floater policy covering these and other premises, provided that Landlord is specifically insured therein. Tenant shall carry like coverage against loss or damage by boiler or compressor or internal explosion of boilers or compressors, if there is a boiler or compressor in the Premises. Tenant shall maintain insurance covering all glass forming a part of the Premises including plate glass in the Premises and fire insurance against loss or damage by fire or windstorms, with such endorsements for extended coverage, vandalism, malicious mischief and special extended coverage as Landlord may require, covering 100% of the replacement costs of any items of value, including but not limited to signs, stock, inventory, fixtures, improvements, floor coverings and equipment. All of said insurance shall be in form and in responsible companies satisfactory to Landlord, and shall provide that it will not be subject to cancellation, termination or change except after at least thirty (30) days prior written notice to Landlord. Any insurance procured by Tenant as herein required shall contain an express waiver of any right of subrogation by the insurance company against Landlord. The policies, together with satisfactory evidence of the payment of the premiums thereon, shall be deposited with Landlord on the day Tenant begins operations. Thereafter, Tenant shall provide Landlord with evidence of proof of payment upon renewal of any such policy, not less than thirty (30) days prior to expiration of the term of such coverage. In the event Tenant fails to obtain or maintain the insurance required hereunder, Landlord may obtain same and any costs incurred by Landlord in connection therewith shall be payable by Tenant upon demand. Landlord shall carry public liability insurance covering the exterior of the Premises, including, but not limited to the sidewalks, malls and parking lot.

         Tenant shall pay its prorata share of the increase in the insurance premium for the Premises above a 1997 base year within ten (10) days after the original billing date from Landlord. Wherever reference is made to Tenant's "pro rata share," it shall mean the proportion that the square foot area of the Premises shall bear to the entire Center's gross leasable area. The prorating of such share shall be determined by the use of a formula, the numerator of which is the square footage of the Premises (7,200 square feet), and the denominator of which is the gross leasable area of the Center (101,736 square feet) at the commencement of this Lease, with the resulting percentage (7.08%) being Tenant's pro rata area of the Center, which, when multiplied by the cost of any additional charges, represents the dollar amount of Tenant's annual pro rata share.

         Section 7.2 Extra Hazard Insurance Premiums

         Tenant agrees that it will not keep, use, sell or offer for sale in or upon the Premises any article or permit any activity which may be prohibited by the standard form of fire or public liability insurance Policy. Tenant agrees to pay any increase in premiums for fire and extended coverage or public liability insurance which may be carried by Landlord on the Premises or the building of which they are a part, resulting from the type of merchandise sold or services rendered by Tenant or activities in the Premises, whether or not Landlord has consented to the same. In determining whether increased premiums are the result of Tenant's use of the Premises, a schedule, issued by the organization making the insurance rate on the Premises, showing various components of such rate, shall be conclusive evidence of the several items and charges which make up the fire and public liability insurance rate on the Premises.

         Tenant shall not knowingly use or occupy the Premises or any part thereof, or suffer or permit the same to be used or occupied for any business or purpose deemed extra hazardous on account of fire or otherwise. In the event Tenant's use and/or occupancy causes any increase of premium for the fire, boiler and/or casualty rates on the Premises or any part thereof above the rate for the least hazardous type of occupancy legally permitted in the Premises, Tenant shall pay such additional premium on the fire, boiler and/or casualty insurance policy that may be carried by Landlord for its protection against rent loss through fire. Bills for such additional premiums shall be rendered by Landlord to Tenant at such times as Landlord may elect, and shall be due from and payable by Tenant when rendered in writing, but such increases in the rate of insurance shall not be deemed a breach of this covenant by Tenant, Failure to pay amounts due hereunder shall be a breach of the Lease.

         Section 7.3 Indemnity

         Tenant during the term hereof shall indemnify and save harmless Landlord from and against any and all claims and demands whether for injuries to persons or loss of life, or damage to property, occurring within the Premises and immediately adjoining the Premises and arising out of the use and occupancy of the Premises by Tenant, or occasioned wholly or in part by any act or omission of Tenant, its subtenants, agents, contractors, employees, servants, lessees or concessionaires, excepting however such claims and demands, whether for injuries to persons or loss of life, or damage to property, caused by the negligence of Landlord. If, however, any liability arises in the Common Areas because of the negligence of Tenant, Tenant's subtenants, agents, employees, contractors, invitees, customers or visitors, then in such event Tenant shall hold Landlord harmless. In case Landlord shall, without fault on its part, be made a party to any litigation commenced by or against Tenant, then Tenant shall protect and hold landlord harmless and shall pay all costs, expenses and reasonable attorneys' fees incurred or paid by Landlord in connection with such litigation. Tenant shall also pay all costs, expenses and reasonable attorneys' fees that may be incurred or paid by Landlord in enforcing the covenants and agreements of this Lease.

         Section 7.4 Definition and Liability of Landlord

         The term Landlord as used in this Lease means only the owner or the mortgagee in possession for the time being of the building in which the Premises are located or the possession for the time being of the building in which the Premises are located or the owner of a leasehold interest in the building and/or the land thereunder so that in the event of a sale of the building or an assignment of this Lease, or a demise of the building and/or land, Landlord shall be and hereby is entirely freed and relieved of all obligations of Landlord hereunder and it shall be deemed without further agreement between the parties and such purchaser(s), assignee(s) or lessee(s) that the purchaser, assignee or lessee has assumed and agreed to observe and perform all obligations of Landlord hereunder.

         It is specifically understood and agreed that there shall be no personal liability on Landlord in respect to any of the covenants, conditions or provisions of this Lease; in the event of a breach or default by Landlord of any of its obligations under this Lease, Tenant shall look solely to the equity of Landlord in the Center for the satisfaction of Tenant's remedies.


                                  ARTICLE VIII
                      DAMAGE, DESTRUCTION AND CONDEMNATION

         Section 8.1 Damage or Destruction by Fire or Other Casualty

         (a) Tenant shall give prompt notice to Landlord in case of fire or other damage to the Premises or the building(s) containing the Premises. In the event the Premises are damaged by fire, explosion, flood, tornado or by the elements, or through any casualty, or otherwise, after the commencement of the term of this Lease, the Lease shall continue in full force and effect. If the extent of the damage is less than fifty percent (50%) of the cost of replacement of the Premises, the damage shall promptly be repaired by Landlord at Landlord's expense, provided that Landlord shall not be obligated to so repair if such fire, explosion or other casualty is caused directly by the negligence of Tenant, its subtenants, permitted concessionaires, or their agents, servants or employees, and provided further that Landlord shall not be obligated to expend for such repair an amount in excess of the insurance proceeds recovered or recoverable as a result of such damage, and that in no event shall Landlord be required to replace Tenant's stock in trade, fixtures, furniture, furnishings, floor coverings and equipment. In the event of any such damage and (i) Landlord is not required to repair as hereinabove provided; or (ii) the Premises shall be damaged to the extent of fifty percent (50%) or more of the cost of replacement; or (iii) the building of which the Premises are a part is damaged to the extent of twenty-five percent (25%) or more of the cost of replacement; or (iv) all buildings (taken in the aggregate) in the Center shall be damaged to the extent of more than twenty-rive percent (25%) of the aggregate cost of replacement, Landlord may elect either to repair or rebuild the Premises or the building or buildings, or to terminate this Lease upon giving notice of such election to Tenant within ninety (90) days after the occurrence of the event causing the damage.

         (b) If the casualty, repairing, or rebuilding shall render the Premises untenantable, in whole or in part, and the damage shall not have been due to the default or neglect of Tenant, a proportionate abatement of the Fixed Minimum Rent shall be allowed from the date when the damage occurred until the date Landlord completes the repairing or rebuilding, said proportion to be computed on the basis of the relation which the gross square foot area of the space rendered untenantable bears to the floor area of the Premises. If Landlord is required or elects to repair the Premises as herein provided, Tenant shall repair or replace its stock in trade, fixtures, furniture, furnishings, floor coverings and equipment, and if Tenant has closed for business, Tenant shall promptly reopen for business upon the completion of such repairs.

         (c) In the event the Premises or the building(s) shall be damaged in whole or in substantial part within the last twenty-four (24) months of the original term, or within the last twenty-four (24) months of the last renewal term, if renewals are provided for herein, Landlord shall have the option, exercisable within ninety (90) days following such damage, of terminating this Lease, effective as of the date of receipt of mailing notice to Tenant thereof. If any such termination occurs during the initial term, any options for renewal shall automatically be of no further force or effect.

         No damage or destruction of the Premises or the building(s) shall allow Tenant to surrender possession of the Premises nor affect Tenant's liability for the payment of rent or any other covenant contained herein, except as may be specifically provided in this Lease. Notwithstanding any of the provisions herein to the contrary, Landlord shall have no obligation to rebuild the Premises or the building(s) and may at its own option cancel this Lease unless the damage or destruction is a result of a casualty covered by Landlord's insurance policy.

         Section 8.2 Condemnation

         (a) Total: In the event the entire Premises shall be appropriated or taken under the power of eminent domain by any public or quasi-public authority, this Lease shall terminate and expire as of the date of title vesting in such proceedings, and Landlord and Tenant shall thereupon be released from any further liability hereunder.

         (b) Partial: If any part of the Premises shall be taken as aforesaid, and such partial taking shall render that portion not so taken unsuitable for the business of Tenant, as determined by Landlord, then this Lease and the term herein shall cease and terminate as aforesaid. If such partial taking is not extensive enough to render the Premises unsuitable for the business of Tenant, then this Lease shall continue in effect, except that the Fixed Minimum Rent shall be reduced in the same proportion that the floor area of the Premises taken bears to the original floor area leased and Landlord shall, upon receipt of the award in condemnation, make all necessary repairs or alterations to the building in which the Premises are located so as to constitute the portion of the building not taken a complete architectural unit, but such work shall not exceed the scope of the work to be done by Landlord in originally constructing said building, nor shall Landlord, in any event, be required to spend for such work an amount in excess of the amount received by Landlord as damages for the part of the Premises so taken. "Amount received by Landlord" shall mean that part of the award in condemnation which is free and clear to Landlord of any collection by mortgagee for the value of the diminished fee.

         (c) Termination: If more than twenty percent (20%) of the floor area of the building in which the Premises are located shall be taken as aforesaid, Landlord may, by written notice to Tenant, terminate this Lease, such termination to be effective as aforesaid.

         (d) Rent on Termination: If this Lease is terminated as provided in this paragraph, the rent shall be paid up to date that possession is so taken by public authority and Landlord shall make an equitable refund of any rent paid by Tenant in advance.

         (e) Award: Tenant shall not be entitled to and expressly waives all claim to any condemnation award for any taking, whether whole or partial, and whether for diminution in value of the leasehold or to the fee although Tenant shall have the right, to the extent that the same shall not reduce Landlord's award, to claim from the condemnor, but not from Landlord, such compensation as may be recoverable by Tenant in its own right for damage to Tenant's business, fixtures and improvements installed by Tenant at its expense.

                                   ARTICLE IX
                                     DEFAULT

         Section 9.1 Default

         Landlord may, at its option, terminate this Lease, as provided below and take the action outlined in Paragraph 9.2 hereof, IF:

         (a) Tenant defaults in the payment of any rentals or any other payments when due, and such default shall continue for five (5) days after notice from Landlord to Tenant; OR

         (b) Tenant defaults in fulfilling any of the other covenants or obligations of this Lease on Tenant's part to be performed hereunder, and such default has not been cured within five (5) days after written notice from Landlord to Tenant specifying the nature of said default; OR

         (c) The default so specified shall be such a nature that the same cannot be reasonably cured or remedied within said five (5) day period, if Tenant shall not in good faith have commenced the curing or remedying of such default within such five (5) day period and shall not thereafter diligently proceed therewith to completion, which completion shall in no event be more than thirty (30) days after notice from Landlord; OR

         (d) Tenant shall fail to occupy the Premises on the commencement date as fixed herein, or anytime thereafter, or shall fail to remain open for business throughout the term of this Lease, as hereinbefore provided; OR

         (e) At any time during the term should there be filed by or against Tenant or against any successor tenant then in possession, in any court, pursuant to any statute, either of the United States or any state, a petition;

                  (i)      In bankruptcy;

                  (ii)     Alleging insolvency;

                  (iii)    For reorganization;

                  (iv)     For the appointment of a receiver or trustee;

                  (v)      For an arrangement under the Bankruptcy Acts; or

                  (vi) If a similar type of proceeding shall be filed and any such petition or Filing against Tenant has not been dismissed within a period of twenty (20) days; OR

         (f) Tenant makes or proposes to make an assignment for the benefit of creditors; OR

         (g) Tenant does, or permits to be done, any act which creates a mechanics' lien or claim therefore against the Premises or the Center; OR

         (h) Tenant fails to furnish Landlord with a copy of any insurance policy required to be furnished by Tenant to Landlord when due, and such default shall continue for thirty (30) days after written notice from Landlord, Landlord may elect:

                  (i)      to terminate this Lease, or

                  (ii) to assess and collect an administrative fee of Five Dollars ($5.00) for each day said policy has not been received in the office of Landlord at the close of each business day.

         (i) Tenant conducts telemarketing as a principal business upon the Premises; OR

         (j) Tenant parks in excess of twenty (20) vehicles upon the Premises during normal and reasonable business hours 8:00 a.m. to 6:00 p.m. Monday through Friday;

         Then the Landlord may elect to declare the entire rent for the balance of the term, or any part thereof, due and payable forthwith, or at the option of the Landlord, this Lease and the term thereunder shall terminate and come to an end on the date specified in such notice of cancellation, and Tenant shall quit and surrender the Premises to Landlord as if the term hereunder ended by the expiration of the time fixed herein, but Tenant shall remain liable as hereinafter provided.

         Section 9.2 Landlord's Rights on Default

         If the notice provided shall have been given and the term shall expire as aforesaid, or should Landlord elect to terminate this Lease, Landlord shall have the immediate right of re-entry and may remove all persons and property from the Premises and such property may be removed and stored in a public warehouse or elsewhere at the cost of, and for the account of Tenant, all without service of notice or resort to legal process, all of which Tenant expressly waives, and Landlord shall not be deemed guilty of trespass, or become liable for any loss or damage which may be occasioned thereby. Landlord shall have a lien for the payment of all sums agreed to be paid by Tenant herein upon all Tenant's property, which is to be in addition to Landlord's lien now or that may hereafter be provided by law.

         Should Landlord elect to re-enter or should it take possession pursuant to legal proceedings or pursuant to any notice provided for by law, it may make such alterations and repairs as may be necessary in order to relet the Premises or any part thereof, for such term or terms (which may be for a term extending beyond the term of this Lease) and at such rentals and upon such other terms and conditions as Landlord, in its sole discretion, may deem advisable. Upon each such relenting, all rentals received by Landlord from such reletting shall be applied, first, to the payment of any indebtedness, other than rent due hereunder, from Tenant to Landlord; second, to the payment of any costs and expenses of such reletting, including brokerage fees and to costs of such alterations and repairs; third, to the payment of rent due and unpaid hereunder, the residue, if any, shall be held by Landlord and applied in payment of future rent as the reletting during any month be less than that to be paid during that month by Tenant as set forth herein, Tenant shall pay any such deficiency to Landlord. Such deficiency shall be calculated and paid monthly. Landlord shall recover from Tenant all damages it may incur by reason of Tenant's default, including the cost of recovering the Premises and, including charges equivalent to rent reserved in this Lease for the remainder of the stated term, all of which amounts shall be immediately due and payable from Tenant to Landlord.

         The parties hereby waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other or any matters whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, Tenant's use or occupancy of the Premises, and/or claim of injury or damage.

         In the event of a breach by Tenant of any of the covenants or provisions hereof, Landlord shall have, in addition to any other remedies which it may have, the right to invoke any remedy allowed at law or in equity, including injunctive relief, to enforce Landlord's rights or any of them, as if re-entry and other remedies were not herein provided for.

         In the event of any litigation arising out of enforcement of this Lease, the prevailing party in such litigation shall be entitled to recovery of all costs, including reasonable attorneys' fees.

         Notwithstanding anything in this lease to the contrary, Landlord reserves all rights which any state or local laws, rules, regulations or ordinances confer upon a Landlord against a Tenant in default. This article shall apply to any renewals or extension of this Lease.

         In the event that it is necessary to bring suit to enforce or seek a declaration under the terms of the Lease, the parties hereto agree that any court of competent jurisdiction situated in DeKalb County, Georgia, shall have venue of such action. This agreement shall be deemed to have been made in DeKalb County, Georgia, and shall be interpreted, and the rights and liabilities of the parties here determined, in accordance with the laws of the State of Georgia; and the Tenant hereby designates N/A, as agent for the purpose of accepting service of any process. Tenant agrees that said agent may notify Tenant of service of process by mailing a certified copy of said process to the Tenant at the Tenant's address as specified in Item 14 of the Definitions.

         Section 9.3 Non-Waiver Provisions

         The failure of Landlord to insist upon a strict performance of any of the terms, conditions and covenants herein shall not be deemed to be a waiver of any rights or remedies that Landlord may have and shall not be deemed a waiver of any subsequent breach or default in the terms, conditions and covenants herein contained except as may be expressly waived in writing.

         The maintenance of any action or proceeding to recover possession of the Premises or any installment or installments of rent or any other monies that may be due or become due from Tenant to Landlord shall not preclude Landlord from thereafter instituting and maintaining subsequent action or proceedings for the recovery or possession of the Premises or of any other monies that may be due or become due from Tenant including all expenses, court costs and attorneys' fees and disbursements incurred by Landlord in recovering possession of the Premises and all costs and charges for the care of the Premises while vacant. An entry or re-entry by Landlord shall not be deemed to absolve or discharge Tenant from liability hereunder.

         Section 9.4 Inability to Perform

         If Landlord is delayed or prevented from performing any of its obligations under this Lease by reason of strike, labor disputes, or any cause whatsoever beyond Landlord's reasonable control, the period of such delay or such prevention shall be deemed added to the time herein provided for the performance of any obligation by Landlord.


                                    ARTICLE X
                                    SECURITY

         Section 10.1 Security Deposit

         (a) Tenant has deposited with Landlord the sum specified in Item 11 of the Definitions to be retained by Landlord without liability for interest as security for the payment of all rent and other sums of money which shall or may be payable for the full stated term of this Lease, and any extension or renewal thereof, and for the faithful performance of all the terms of this Lease to be observed and performed by Tenant.

         (b) The Security Deposit shall not be mortgaged, assigned, transferred or encumbered by Tenant without the prior written consent of Landlord and any such act on the part of Tenant shall be without force or effect and shall not be binding upon Landlord. If any of the rents herein reserved or any other sum payable by Tenant to Landlord shall be overdue and unpaid or should Landlord make payments on behalf of Tenant, or if Tenant shall failed to perform any of the terms of this Lease, then Landlord may, at its option and without prejudice to any other remedy which Landlord may have on account thereof, appropriate and apply said entire deposit or so much thereof as may be necessary to compensate Landlord toward the payment of rent or Additional Rent or loss or damage sustained by Landlord due to breach on the part of Tenant; and Tenant shall promptly upon demand restore said security to the original sum deposited. If Tenant should be overdue in the payment of monthly rent or other sums payable to Landlord on at least two or more occasions during a year, Landlord, at its option, may require Tenant to increase the amount of Security Deposit now held by Landlord by an amount sufficient to cover at least two month's rent or greater amount to be determined at sole discretion of Landlord. In this event, upon receipt of the additional security sum, Landlord and Tenant shall evidence such receipt by a letter signed and acknowledged by both parties to be incorporated as part of this Lease amending
Section 11 hereof, stating the "New Total Amount" so held without liability for any interest. Within sixty (60) days after the expiration of the tenancy hereby created, whether by lapse of time or otherwise, provided Tenant shall not be in default hereunder and shall have complied with all the terms, covenants and conditions of this Lease, including the yielding up of the immediate possession to Landlord, Landlord shall, upon being furnished with affidavits and other satisfactory evidence by Tenant that Tenant has paid all bills incurred by it in connection with its performance of the terms, covenants and conditions of this Lease, return to Tenant said sum on deposit or such portion thereof then remaining on deposit with Landlord as set forth herein. In the event Tenant has not complied with all the obligations provided for hereunder, Landlord may appropriate a part or all of the Security Deposit as liquidated damages to satisfy Tenant's obligations.

         Section 10.2 Personal Property

         As additional security for the performance of Tenant's obligations hereunder, Tenant hereby pledges and assigns to Landlord all the furniture, fixtures, goods, inventory, stock and chattels and all other personal property of Tenant which are now or may hereafter be brought or put in the Premises, and further grants to Landlord a security interest therein under the Uniform Commercial Code. Upon default of the payment of rent, assessments, charges, penalties and damages herein covenanted to be paid by Tenant, and for the purpose of securing the performance of all other obligations of Tenant hereunder, and at the request of Landlord, Tenant hereby agrees to execute and deliver to Landlord all financing statements, amendments thereto or other similar statements which Landlord may reasonably request. Nothing herein contained shall be deemed to be a waiver by Landlord of its statutory lien to rent and remedies, rights and privileges of Landlord in the case of default of Tenant as set forth above and shall not be exclusive and, in addition thereto, Landlord may also exercise and enforce all its rights at law or in equity which it may otherwise have as a result of Tenant's default hereunder. Landlord is herein specifically granted all of the rights of a secured credit under the Uniform Commercial Code with respect to the property in which Landlord has been granted a security interest by Tenant, including, but not limited to, the right to take possession of the above mentioned property and dispose of it by sale in a commercially reasonable manner.

         Section 10.3 Transfer of Deposit

In the event of a sale or transfer of the Center or any portion thereof which includes the Premises, or in the event of the making of a lease of the Center or of any portion, or in the event of a sale or transfer of the leasehold estate under any such underlying lease, the grantor, transferor or Landlord, as the case may be, shall thereafter be entirely relieved of all terms, covenants and obligations thereafter to be performed by Landlord under this Lease to the extent of the interest or portion so sold, transferred or leased, and it shall be deemed and construed, without further agreement between the parties and the purchaser, transferee or Tenant, as the case may be, has assumed and agreed to carry out any and all covenants of

Landlord hereunder, provided that (i) any amount then due and payable to Tenant or for which Landlord or the then grantor, transferor or Landlord would otherwise then be liable to pay to Tenant (it being understood that the owner of an undivided interest in the fee or any such lease shall be liable only for his or its proportionate share of such amount) shall be paid to Tenant; (ii) the interest of the grantor, transferor or Landlord, as Landlord, in any funds then in the hands of Landlord or then grantor, transferor or Landlord in which Tenant has an interest, shall be turned over, subject to such interest, to the then grantee, transferee or Tenant; and (iii) notice of such sale, transfer or lease shall be delivered to Tenant.


                                   ARTICLE XI
                          ADDITIONAL TENANT AGREEMENTS

         Section 11.1 Mortgage Financing and Subordination

         This Lease and all of Tenant's rights hereunder are and shall be subordinate to the present mortgage upon the Center, as well as to any existing ground lease, however, Tenant shall, upon request of either Landlord or the holder of any mortgage or Deed of Trust now or hereafter placed upon the Landlord's interest in the Premises or future additions thereto, and to any ground lease now or hereafter affecting the Premises execute and deliver upon demand, such further instruments subordinating this Lease to the lien of any such mortgage or mortgages, and such ground lease, provided such subordination shall be upon the express condition that this Lease shall be recognized by the mortgagees and ground lessors and that the rights of Tenant shall remain in full force and effect during the term of this Lease and any extension thereof, notwithstanding any default by the mortgagors with respect to the mortgage or any foreclosure thereof, or any default by the ground lessee, so long as Tenant shall perform all of the covenants and conditions of this Lease. Tenant hereby irrevocably appoints Landlord as attorney-in-fact for Tenant, with power to execute and deliver, without subjecting Landlord to liability of any kind, such instrument or instruments for and in the name of Tenant, in the event Tenant shall fail to execute such instrument or instruments within five (5) days after written notice to do so is given to Tenant. Tenant agrees to execute all agreements required by Landlord's mortgagee or ground lessor or any purchaser at a foreclosure sale or sale in lieu of foreclosure by which agreements Tenant will attorn to the mortgagee or purchaser or ground lessor.

         Section 11.2 Assignment or Subletting

         All assignments of this Lease or sublease or subleases of the Premises by Tenant shall be subject to and in accordance with all of the provisions of this Section.

         Tenant may not assign this Lease or sublease the Premises, in whole or in part, to a wholly-owned corporation or controlled subsidiary of Tenant or to a party other than a wholly-owned corporation or controlled subsidiary of Tenant without first having obtained the written consent of Landlord, such consent not to be unreasonably withheld.

         Any assignment or sublease by Tenant shall be only for the purpose specified in Section 1.4, Use of Premises, and for no other purpose, and in no event shall any assignment or sublease of the Premises release or relieve Tenant from any obligations of this Lease.

         In the event that Tenant shall seek Landlord's permission to assign this Lease or sublet the Premises, Tenant shall provide to Landlord the name, address, financial statement and the business experience resume for the immediately preceding ten (10) years of the proposed assignee or subtenant and such other information concerning such proposed assignee or subtenant as Landlord may require. This information shall be in writing and shall be received by Landlord no less than thirty (30) days prior to the effective date of the proposed assignment or sublease. It shall be a condition to any consent by Landlord to an assignment or sublease that Tenant shall pay to Landlord a processing fee in the amount of One Hundred Fifty and No/100 Dollars ($150.00) or one percent (1%) of the annual Rent, whichever is greater, as reimbursement to Landlord for any and all legally-related expenses in connection with the review and preparation of assignment or sublease-related documents which may be incurred by Landlord in connection therewith. Payment of such fee shall be submitted along with Tenant's request for Landlord's consent. Any consent by Landlord to any assignment or sublease, or to the operation of a concessionaire or licensee, shall not constitute a waiver or the necessity for such consent to any subsequent assignment or sublease, or operation by a concessionaire or licensee.

         If Tenant is a corporation and any transfer, sale, pledge or other disposition of more than ten percent (10%) of the common stock shall occur, or voting control or power to vote the majority of the outstanding capital stock be changed, such action shall be deemed an assignment under the terms of this Lease and shall be subject to all the terms and conditions thereof. Any breach of the assignment clause by Tenant will constitute a default tinder the terms of this Lease and Landlord shall have all rights and remedies available to it as set forth herein.

         In the event Tenant shall sublease the entire Premises for rentals in excess of those rentals payable hereunder, Tenant shall pay to Landlord, as Additional Rent hereunder, all such excess rentals.

         Any proposed assignee or subtenant of Tenant shall assume Tenant's obligations hereunder and deliver to Landlord an assumption agreement in form satisfactory to Landlord no less than ten (10) days prior to the effective date of the proposed assignment.

         Notwithstanding any of the foregoing provisions, if Tenant is or has been at any time in default under any of the terms of this Lease, Tenant may not assign or sublet the Premises in whole or in part.

         Section 11.3 Tenant's Notice to Landlord of Default

         Should Landlord be in default under any of the terms of this Lease, Tenant shall give Landlord prompt written notice thereof in the manner specified in Section 12.1, Notices, and Tenant shall allow Landlord a reasonable length of time in which to cure such default, which time shall not in any event be less than thirty (30) days from the date of such notice.

         Section 11.4 Short Form Lease

         Tenant agrees not to record this Lease without the express written consent of Landlord. Tenant further agrees, however, to execute, acknowledge and deliver the short form Lease attached hereto and made a part hereof by reference.

         Section 11.5 Surrender of Premises and Holding Over

         (a) Tenant shall give written notice to Landlord not less than one hundred and eighty (18O) days nor more than two hundred forty (240) days prior to the expiration of the Lease term and each extension or renewal thereof of Tenant's intention to: (i) vacate the Premises at the end of the Lease Term or extension or renewal; (ii) to enter into a new lease agreement for the Premises at terms to be negotiated by Landlord and Tenant, if no such renewal or extension rights remain. As to (ii) above, Tenant shall deliver to Landlord an executed copy of the new lease agreement within thirty (30) days after receipt of said document from Landlord. In the event that Tenant 1) fails to notify Landlord of Tenant's intention to vacate the Premises at the expiration of the Lease Term; or 2) fails to execute a new lease agreement as specified above, Tenant shall be in default of this Lease and Landlord shall have the right to appropriate the entire amount of the Security Deposit as liquidated damages and to declare this Lease terminated.

         (b) At the expiration of the tenancy and subject to Paragraph 11.5A, Tenant shall surrender the Premises in good condition, reasonable wear and tear excepted, and damage by unavoidable casualty (except to the extent that the same is covered by Landlord's fire insurance policy with extended coverage endorsement), and Tenant shall surrender all keys for the Premises to Landlord at the place then fixed for the payment of rent and shall inform Landlord of all combinations on locks, safes and vaults, if any, in the Premises. Tenant shall remove all its trade fixtures and any alterations or improvements, subject to the provisions of Section 6.1, before surrendering the Premises, and shall repair, at its own expense, any damage to the Premises caused thereby. Tenant's obligations to observe or perform this covenant shall survive the expiration or other termination of the term of this Lease. In the event Tenant remains in possession of the Premises after the expiration of the tenancy created hereunder, whether or not with the consent or acquiescence of Landlord, and without the execution of a new Lease, Tenant, at the option of Landlord, shall be deemed to be occupying the Premises as a tenant at will on a week-to-week tenancy and in no event on a month-to-month or on a year-to-year tenancy. 'Me rent during this week-to-week tenancy shall be payable weekly at one hundred fifty percent (150%) of the Fixed Minimum Rent, and one hundred fifty percent (150%) of all other charges due hereunder, and it shall be subject to all the other terms, conditions, covenants, provisions and obligations of this Lease, and no extension or renewal of this Lease shall be deemed to have occurred by such holding over. Tenant's obligations to observe or perform this covenant shall survive the expiration or other termination of the ten-n of this Lease.

         Section 11.6 Estoppel Certificate

         Tenant agrees to provide at any time, within five (5) days of Landlord's written request, a statement certifying that this Lease is unmodified and in full force and effect or, if there have been modifications, that the Lease is in full force and effect as modified an(; stating the modifications, the dates to which the Fixed Minimum Rent and other charges have been paid in advance, if any, and such other information reasonably requested by Landlord, a prospective purchaser or mortgagee. The Tenant hereby irrevocably appoints Landlord as attorney-in-fact for Tenant, with power to execute and deliver, without subjecting Landlord to liability of any kind, such instrument or instruments for and in the name of Tenant, in the event Tenant shall fail to execute such instrument or instruments within five (5) days after written notice to do so is given to Tenant. It is intended that any such statement delivered pursuant to this paragraph may be relied upon by any prospective purchaser or mortgagee of the Premises.

         Section 11.7 Delay of Possession

         If the Landlord is unable to give possession of the Premises on the date of the commencement of the aforesaid term by reason of the holding over of any prior tenant or tenants or for any other reason; an abatement or diminution of the rent to be paid hereunder shall be allowed Tenant under such circumstances, but nothing herein shall operate to extend the term of the Lease beyond the agreed expiration date; and said abatement of rent shall be the full extent of Landlord's liability to Tenant for any loss or damage to Tenant on account of said delay in obtaining possession of the Premises.

         Section 11.8 Compliance with Law, Waste and Quiet

         Tenant shall comply with all governmental laws, ordinances and regulations applicable to the use of the Premises and shall promptly comply with all governmental orders and to the use of the Premises and shall promptly comply with all governmental orders and directives for the correction, prevention and abatement of nuisances in, upon or connected with the Premises, all at Tenant's sole risk and expense. Tenant shall not commit, or suffer to be committed, any waste upon the Premises or any nuisance, other act, or thing which may disturb the quiet enjoyment of any other tenant in the building in which the Premises may be located.

         Section 11.9 Rules and Regulations

         Tenant's use of the Premises shall be subject, at all times during the term of this Lease, to Landlord's right to adopt in writing, from time to time, modify and/or rescind reasonable Rules and Regulations not in conflict with any of the express provisions hereof governing the use of the parking areas, walks, driveways, passageways, signs, exterior of building, lighting and other matters affecting other tenants in and the general management and appearance of the Center of which the Premises are a part, but no such rule or regulation shall discriminate against Tenant. The current Rules and Regulations are attached hereto as Exhibit "C" and made a part hereof.

         Section 11.10 Abandonment

         Tenant shall not vacate or abandon the Premises at any time during the term of this Lease, nor permit the Premises to remain unoccupied for a period longer than ten (10) consecutive days during the term of this Lease; and if Tenant shall abandon, vacate or surrender the Premises, or be dispossessed by process of law or otherwise, any personal property belonging to Tenant left on the Premises shall, at the option of the Landlord, be deemed abandoned.

                                   ARTICLE XII
                            MISCELLANEOUS PROVISIONS

         Section 12.1 Notices

         Whenever notice shall or may be given to either of the parties by the other, each such notice shall be either delivered in person or sent by registered or certified mail, with return receipt requested.

         Notice to Landlord shall be sent to the address specified in Item 14 of the Definitions.

         Notice to Tenant shall be sent to the address specified in Item 14 of the Definitions.

         If by mail, any notice under this Lease shall be deemed to have been given at the time it is received by the addressee.

         Section 12.2 Entire and Binding Agreement

         This Lease contains all of the agreements between the parties hereto, and it may not be modified in any manner other than by agreement in writing signed by all parties hereto or their successors in interest. Tenant shall pay Landlord for any and all legally-related expenses which may be incurred by Landlord in connection with the review or preparation of all lease-related documents including, without limitation, consents, amendments, modifications and assignments therewith. The terms, covenants and conditions contained herein shall inure to the benefit of and be binding upon Landlord and Tenant and their respective heirs, successors and assigns, except as may be otherwise expressly provided in this Lease.

         Section 12.3 Provisions Severable

If any term or provision of this Lease or the application thereof to any person or circumstance shall, to any extent, be illegal, invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those to which it is held illegal, invalid or unenforceable shall not be affected hereby and each term and provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.

         Section 12.4 Captions

         The captions contained herein are for convenience and reference only and shall not be deemed as part of this Lease or construed as in any manner limiting or amplifying the terms and provisions of this Lease to which they relate.

         Section 12.5 Relationship of the Parties

         Nothing herein contained shall be deemed or construed as creating the relationship of principal and agent or of partnership or joint venture between the parties hereto; it being understood and greed that neither the method of computing rent nor any other provision contained herein nor any acts of the parties hereto shall be deemed to create any relationship between the parties other than that of Landlord and Tenant.

         Section 12.6 Accord and Satisfaction

         No payment by Tenant or receipt by Landlord of a lesser amount than the rental herein stipulated shall be deemed to be other than on account of the earliest stipulated rent nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy provided for in this Lease or available at law or in equity.

         Section 12.7 Broker's Commission

         Tenant warrants that there are no claims for broker's commissions or finder's fees in connection with its execution of this Lease and agrees to indemnify and save Landlord harmless from any liability that may arise from such claim, including reasonable attorneys' fees, with the exception of Richard Bowers & Co.

         Section 12.8 Corporate Status

         If Tenant is a corporation, Tenant's corporate status shall continuously be in good standing and active and current with the state of its incorporation and the state in which the Center is located at the time of execution of the Lease and at all times thereafter and Tenant shall keep its corporate status active and current throughout the term of the Lease or any extensions or renewals. Tenant shall annually file with Landlord a current copy of the Certificate of Good Standing under Seal. Failure of Tenant to keep its corporate status active and current shall constitute a default under the terms of this Lease.

         Section 12.9 Hazardous Substances

         Tenant hereby warrants to Landlord as follows:

         (a) As regards all material or substance stored, created, or utilized on the Premises, Tenant will comply with all applicable requirements of State and Federal environmental regulations as they may apply from time to time; and

         (b) Tenant will dispose of any hazardous or controlled materials only in accordance with applicable Federal and State regulations; and

         (c) Any hazardous or controlled materials created, stored, or maintained on the Premises shall be contained in safe, leak-proof containers and removed at such intervals as is prudent, but no less frequently than quarterly, to a hazardous waste facility approved as applicable by State and Federal authorities; and

         (d) At such time that Tenant vacates the Premises, whether at the end of the Term, or earlier as herein provided, Tenant will leave the Premises free of all hazardous or controlled materials and substances.

         Tenant shall save, indemnify and hold Landlord harmless from any and all claims, demands, actions, costs and damages including Landlord's reasonable attorney's fees which Landlord may suffer by reason of any violation by Tenant of any of the warranties set forth in the preceding paragraph.


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
         Section 12.10 Prepaid Rent

         Tenant shall prepay the first month's rent, including common area maintenance, and security deposit upon the execution of this Lease.

         Section 12.11 Signage

         Any signage installed by Tenant shall be at the sole expense of Tenant and the design, size, color and layout shall be presented to Landlord for approval.

         IN WITNESS WHEREOF, Landlord and Tenant above duly executed this Lease as of the day and year first above written, each acknowledging receipt of an executed copy hereof.

                                           LANDLORD

Signed, sealed and delivered               MALON D. MIMMS, a sole proprietorship
in the presence of:

                                           By: /s/ Malon D. Mimms
----------------------------                  ----------------------------------
Notary Public or Witness
                                           Title: Agent for Landlord
----------------------------                     -------------------------------
Name (Please Print)

                                           TENANT

Signed, sealed and delivered               MAXXIS GROUP, INC.
in the presence of:

                                           By: /s/ Thomas O. Cordy
----------------------------                  ----------------------------------
Notary Public or Witness
                                           Name: Thomas O. Cordy
----------------------------                    --------------------------------
Name (Please Print)                                   (Please Print)

                                           Title: President/CEO
                                                 -------------------------------

                                                     [CORPORATE SEAL]

                                           BROKER

Signed, sealed and delivered               RICHARD BOWERS & CO.
in the presence of:
                                           By: /s/ Charles D. Jag
----------------------------                  ----------------------------------
Notary Public or Witness
                                           Title: Vice President
----------------------------                     -------------------------------
Name (Please Print)

                                   EXHIBIT "A"

                               MAXXIS GROUP, INC.
                               1901 MONTREAL ROAD

                              SPECIAL STIPULATIONS

1. In the event that any of the foregoing printed or typed matters shall conflict with the following Special Stipulations, then in such event the within and following Special Stipulations shall control.

2.       Rental shall be as follows:

                    Term                              Base Rent         Common Area            Total Base Rent
   ----------------------------------------            Monthly          Maintenance            and Common Area
                                                      ---------           Monthly            Maintenance Monthly
                                                                        -----------          -------------------
   July 1, 1997 - September 30, 1997                  $    0.00           $  0.00                 $    0.00
   October 1, 1997 - September 30, 1998               $3,960.00           $150.00                 $4,110.00
   October 1, 1998 - September 30, 1999               $4,119.00           $150.00                 $4,269.00
   October 1, 1999 - September 30, 2000               $4,284.00           $150.00                 $4,434.00
   October 1, 2000 - April 30, 2001                   $4,456.00           $150.00                 $4,606.00


3. Tenant acknowledges that Tenant is accepting the Premises described in the Lease in its present "as is" condition with the exception of Special Stipulation 4. Tenant recognizes and acknowledges that Tenant has had an opportunity and duty to inspect the Premises and all improvements thereon with regard to all matters of concern to Tenant.

         Tenant does hereby acknowledge that Tenant understands and agrees that Landlord will perform or have performed Landlord's work according to Landlord's best efforts. Upon completion of said work, according to Landlord's best efforts to be determined by Landlord, Tenant does hereby accept the work as is and as completed.

         Further, Tenant agrees and understands that it is Tenant's obligation to obtain or cause to be obtained any local governmental agencies' requirements for permits or certificates of occupancy for Tenant's use of the Premises according to the terms of the Lease and state, county, local and municipal law.

4. Landlord agrees to complete the following improvements at its sole expense:

         (a) The Landlord will deliver to Tenant the heating, venting and air-conditioning systems ("HVAC"), plumbing (toilets, sinks), electrical (outlets, switches and panels), lighting and overhead doors and any other systems in place on the property as of the date the Tenant takes possession of the Premises (hereinafter the "Systems") in good working order. Upon taking the possession of the Premises by the Tenant, the Tenant shall have twenty (20) days within which to inspect, or cause said Systems to be inspected, to determine if any of the Systems are not in reasonable working order. Tenant acknowledges that Tenant has a duty and an obligation to make such an inspection or cause such an inspection to be made and notify the Landlord within the time provided for herein of any non-compliance. If the Landlord shall not receive any such notice then, in such event, it shall be conclusive that the Tenant has accepted the Systems "basis" "where-is" on the date of taking possession of the Premises and Landlord shall have no further obligation with regard to said Systems except as provided for in the within Lease. Should the Tenant notify the Landlord of any system which is not in working order, then the Landlord shall make reasonable efforts to cause the system to be operating in reasonable working order.

         (b) The office area shall be recarpeted with new commercial grade 26-ounce, glued-down, level loop pile carpeting (color to be selected by Tenant);

         (c) All walls and doors shall be repainted (color to be selected by Tenant). The wallpaper shall be stripped from the lobby area, which shall then be repainted;

         (d)      All damaged or missing ceiling tiles shall be replaced;

         (e) Sheetrock walls shall be demolished pursuant to the attached floor plan.


5. Notwithstanding anything set forth herein to the contrary, Tenant acknowledges and agrees that should the within Tenant secure the services of another broker for the purpose of leasing or purchasing any space or realty from Landlord herein at any time, even during the Term of the within Lease or any extension or renewal hereof, then in such event, Tenant shall hold Landlord harmless from any additional commissions of any kind concerning any purchase, releasing, renewal, renegotiation or extension as contemplated herein.

         The term "broker," as used herein, means the leasing Broker who is a party to this Lease. Landlord and Tenant each acknowledge and understand that the leasing Broker, Richard Bowers & Co. and its salespersons are acting as Broker for Tenant in this transaction and are not acting as Broker for Landlord.

         The commission to be paid in connection with this transaction has been negotiated between Landlord and Broker and Landlord agrees to pay Broker, as compensation for services rendered in procuring this Lease, the first full regular month's rental hereunder and five percent (5%) of all rentals paid under this Lease as collected by Landlord. Landlord, with the consent of Tenant, hereby assigns to Broker the aforesaid commission. If the Term of this Lease is extended, or if a new lease is entered into covering the leased Premises, or any part thereof, or covering any other premises as an expansion of, or substitute for, the Premises herein leased, then in either of said events, Landlord, in consideration of Broker having procured Tenant hereunder agrees to pay Broker an additional commission of five percent (5%) of all rentals paid to Landlord by Tenant under such extension, amendment, or new lease as collected by Landlord.

         Broker agrees that, in the event Landlord sells the leased Premises and upon Landlord's furnishing Broker with an agreement signed by a purchaser assuming Landlord's obligations to Broker under this Lease, Broker will release the original Landlord from any further obligations to Broker hereunder.

                                   EXHIBIT "B"


                                   [Site Plan]

                                   EXHIBIT "C"


                                 WAREHOUSE LEASE

                              RULES AND REGULATIONS

1. All loading and unloading of goods shall be done only at such times in the areas and through the entrances designated for such purposes by Landlord.

2. Tile delivery or shipping of merchandise, supplies and fixtures to and from tile Premises shall be subject to such rules and regulations as in the judgment of Landlord are necessary for the proper operation of the Premises or the Center.

3. Tenant will not utilize any unethical method of business operation nor shall any space in the Premises be used for living quarters, whether temporary or permanent.

4. Tenant shall have full responsibility for protecting the Premises and the property located therein from theft and robbery and shall keep all doors and windows securely fastened when not in use.

5. No radio or television or other similar device shall be installed without first obtaining in each instance Landlord's consent in writing. No aerial shall be erected on the roof or exterior walls of the Premises or on the grounds without, in each instance, the written consent of Landlord. Any aerial so installed with such written consent shall be subject to removal without notice at any time without liability to Landlord and the expenses involved in said removal shall be charged to and paid by Tenant upon demand.

6. No loudspeakers, televisions, phonographs, radios or other devices shall be used in a manner so as to be heard or seen outside of the Premises without the prior written consent of Landlord.

7. Tenant shall maintain the inside of the Premises at a temperature sufficiently high to prevent freezing of water in pipes and fixtures inside the Premises.

8. The plumbing facilities shall not be used for any other purpose than that for which they are constructed and no foreign substance of any kind shall be deposited therein. The expense of any breakage, stoppage or damage resulting from a violation of this provision shall be borne by Tenant.

9. Tenant shall not bum any trash or garbage of any kind in or about the Premises, the Center or within one mile of the outside property lines of the Center.

10. Tenant shall not cause or permit any unusual or objectionable odors to be produced upon or permeated from the Premises nor shall Tenant vent any cooking fumes or odors into the interior of the Center.

11. Tenant shall not permit, allow or cause any public or private auction, "going-out-of-business," bankruptcy, distress or liquidation sale in the Premises. It is the intent of the preceding sentence to prevent the Tenant from conducting his business in any manner that would give the public the impression that he is about to cease operation and Landlord shall be the sole judge as to what shall constitute a "distress-type" sale.

12. The sidewalk, entrances, passages, quarters or halls shall not be obstructed or encumbered by any Tenant or used for any purpose other than ingress or egress to and from the Premises.

13. No sales tables, merchandise displays, signs or other articles shall be put in front of or affixed to any part of the exterior building nor placed in the halls, common passageways, corridors, vestibule or parking area without the prior written consent of the Landlord.

14. Tenant shall not erect or maintain any barricade or scaffolding which may obscure the signs, entrances or show window of any other Tenant in the Center or tend to interfere with any such other Tenants business.

15. Tenant shall not create or maintain, nor allow others to create or maintain, any nuisances, including without limiting the foregoing general language, loud noises, sound effects, bright lights, changing, flashing, flickering or lighting devices or similar devices, smoke or dust, the effect of which will be visible from the exterior of the Premises.

16. Landlord reserves the right to waive any rule in any particular instance or as to any particular person or occurrence and further, Landlord reserves the right to amend or rescind any of these rules or make, amend or rescind new rules to the extent Landlord, in its sole judgment, deems suitable for the safety, care and cleanliness of the Center and the conduct of high standards of merchandising and services therein. Tenant agrees to conform to such new or amended rules upon receiving written notice of the same.